UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

CVD EQUIPMENT CORPORATION
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CVD EQUIPMENT CORPORATION

355 South Technology Drive

Central Islip, NY 11722

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 13, 2023

Dear Shareholders:

NOTICE IS HEREBY GIVEN, that the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of CVD Equipment Corporation (the “Company”) will be held virtually via a live audio webcast at 10:00 A.M., Eastern Standard Time on July 13, 2023. You or your proxyholder will be able to participate and vote at the Annual Meeting by visiting https://www.cstproxy.com/cvdequipment/2023 and using your control number assigned by Continental Stock Transfer. To register and receive access to the virtual Annual Meeting, registered shareholders and beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the enclosed proxy statement.

At the Annual Meeting, you will be asked to vote on:

Proposal 1:	The election of five (5) directors to the Board of Directors of the Company to serve until the 2023 Annual Meeting of Shareholders.

Proposal 2:	The ratification of Marcum LLP, Certified Public Accountants (“Marcum LLP”) as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Proposal 3:	The approval of a non-binding advisory resolution supporting the 2023 compensation of the Company’s named executive officers.

Other:	To transact such other and further business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on May 26, 2023 as the record date for determining shareholders who are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Your vote is important to us. Whether or not you expect to attend the virtual meeting online, please sign and date the enclosed proxy card and return it in the enclosed envelope. Returning a proxy will not deprive you of your right to attend the Annual Meeting and vote your shares virtually using the online meeting website.

The foregoing items of business are more fully described in the accompanying proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JULY 13, 2023:

THIS NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND REPORT ON FORM 10-K FOR THE PERIOD ENDING DECEMBER 31, 2022 IS AVAILABLE AT www.cvdequipment.com (CLICK ON THE PROXY STATEMENT LINK) OR  www.cvdproxy.com

By Order of the Board of Directors,

/s/ Emmanuel Lakios
Emmanuel Lakios
President and Chief Executive Officer

Dated: June 9, 2023

Central Islip, New York

CVD EQUIPMENT CORPORATION

355 South Technology Drive

Central Islip, NY 11722

PROXY STATEMENT

2023 ANNUAL MEETING OF SHAREHOLDERS

July 13, 2023

INTRODUCTION

This proxy statement and the accompanying proxy card is furnished in connection with the solicitation by the Board of Directors of CVD Equipment Corporation, a New York corporation (the “Company”), of proxies for use at the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) to be held virtually via live webcast at 10:00 A.M., Eastern Standard Time, on July 13, 2023, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the accompanying proxy card is first being mailed on or about June 16, 2023 to all shareholders of the Company entitled to vote at the Annual Meeting (the “Shareholders”).

VOTING PROCEDURES AND SOLICITATION

Your Vote Is Important

Whether or not you expect to attend the virtual meeting online, please complete and return the enclosed proxy card. Your prompt voting may save the Company the expense of following up with a second mailing. A return envelope (postage paid if mailed in the United States) is enclosed for that purpose. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity, (for example, as an officer of a corporation, guardian, executor, trustee or custodian) you should indicate your name, title or capacity.

Registration and Access to the Virtual-Only Annual Meeting

The Annual Meeting will be held virtually over the Internet by means of a live audio webcast. Only shareholders who own common stock as of the close of business on May 26, 2023 will be entitled to attend the virtual Annual Meeting. Any shareholder wishing to attend the virtual Annual Meeting should register for the meeting by July 11, 2023.

To register for the virtual Annual Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock:

Registered Shareholders

If your shares are registered in your name with the Company’s transfer agent and you wish to attend the virtual Annual Meeting, go to https://www.cstproxy.com/cvdequipment/2023, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended, but is not required in order to attend.

Beneficial Shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record)

Beneficial shareholders who wish to attend the virtual Annual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial shareholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the virtual Annual Meeting. After contacting Continental, a beneficial holder will receive an e-mail prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting. Beneficial shareholders should contact Continental at least five (5) business days prior to the date of the Annual Meeting.

Shareholders participating in the virtual Annual Meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, virtual attendees are able to:

●	Vote using the online meeting website; and

●	Submit questions or comments to the Company’s officers during the meeting via the virtual webcast.

Shareholders may submit questions or comments during the virtual Annual Meeting through the virtual meeting portal by typing in the “Submit a question” box.

Methods of Voting

You may vote by signing, dating and returning the enclosed proxy card, by voting using the online meeting website at the Annual Meeting, by following the applicable instructions set forth above, or such other methods set forth in the applicable proxy card received. If you send in a proxy card, and also attend the virtual Annual Meeting, the proxy holders will vote your shares as you instructed on your proxy card, unless you inform the Secretary that you wish to revoke your proxy before the Annual Meeting.

Revoking a Proxy

You may revoke your proxy by:

●	Signing and returning another proxy card at a later date;

●	Sending written notice of revocation to the attention of the Secretary at:

CVD Equipment Corporation

355 South Technology Drive

Central Islip, NY 11722; or

●	Informing the Secretary and voting virtually at the Annual Meeting.

To be effective, a later-dated proxy or written revocation must arrive at the above address before the start of the Annual Meeting.

Proxy Solicitation

The proxies solicited hereby are being solicited by the Board of Directors of the Company. The Company will pay all costs of preparing, assembling and mailing the proxy materials. We have retained Alliance Advisors, LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003, to aid in the solicitation. For these and related advisory services, we will pay Alliance Advisors, LLC a fee of approximately $9,000 and reimburse them for certain out-of-pocket disbursements and expenses.

Directors, officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

How Proxy Cards Are Voted

The proxy holders named on the proxy card are Emmanuel Lakios, the Company’s President and Chief Executive Officer, and Richard Catalano, the Company’s Chief Financial Officer, Vice President and Secretary. Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for all, some or none of our director nominees. You may also vote for or against the other proposals or abstain from voting. The proxy holders will vote shares according to the shareholder instructions on the proxy card. If a signed proxy card does not contain instructions, then the proxy holders will vote the shares (1) “FOR” the election of each of the director nominees listed on the card; (2) “FOR” ratifying the appointment of Marcum LLP as the Company’s independent public accountants for the year ending December 31, 2023; (3) “FOR” the non-binding advisory resolution supporting the compensation of our Named Executive Officers; and (4) in their discretion, on any other business that may properly come before the meeting.

Broker Non-Votes

Under the rules that govern brokers and nominees who have record ownership of shares that are held in “street name” for accountholders (who are the beneficial owners of the shares), a broker non-vote occurs when a Shareholder who holds his or her shares through a broker and the broker does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Broker non-votes count for quorum purposes, but not for voting purposes. It is important that you instruct your broker how to vote shares held by you in street name using the voting instruction form provided by your broker. At the Annual Meeting, only the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (Proposal 2) is considered “routine” under the applicable rules. Accordingly, brokers and nominees will not have discretionary authority to vote on: the election of directors to our Board (Proposal 1); and the non-binding advisory resolution supporting the compensation of the Company’s named executive officers (Proposal 3).

Quorum and Votes Required

A majority of the outstanding shares of common stock entitled to vote represented at the Annual Meeting in person or by proxy constitute a quorum. Only votes “FOR” or “AGAINST” a proposal count. Abstentions and broker non-votes will count towards the quorum but not for voting purposes.

Directors are elected by a plurality of the votes cast, so the five (5) nominees receiving the most votes will be elected. Shareholders who do not wish to vote for one or more of the individual nominees may withhold authority as directed in the proxy card.

The proposal to ratify the appointment of the independent auditors for the year ending December 31, 2023 requires the affirmative vote of the holders of a majority of votes cast at the Annual Meeting by holders of shares entitled to vote thereon (A majority of votes cast means that the number of votes cast “for” a proposal must exceed the number of votes cast “against” that proposal).

The proposal to approve the non-binding advisory resolution supporting the compensation of our named executive officers requires the affirmative vote of the holders of a majority of shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote.

Abstentions and broker non-votes are counted to determine whether a quorum is present at the Annual Meeting but are not counted as a vote in favor of or against a particular matter.

Voting Rights, Shares Outstanding and Votes Per Share

Holders of common stock at the close of business on the record date of May 26, 2023 are entitled to vote at the Annual Meeting.

As of the close of business on May 26, 2023, there were 6,779,063 shares of common stock outstanding.

Each share of common stock is entitled to one vote on each matter submitted to the Shareholders at the Annual Meeting.

No Dissenter’s Rights

Shareholders are not entitled to dissenter’s rights of appraisal with respect to the proposals being voted on.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to Shareholders may have been sent to multiple Shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you contact the Secretary at the following address or telephone number: CVD Equipment Corporation, 355 South Technology Drive, Central Islip, NY 11722; telephone: (631) 981-7081. In addition, copies of both documents may be obtained from our website www.cvdequipment.com (click on the proxy statement link) or at www.cvdproxy.com). If you want to receive separate copies of the proxy statement or the annual report to Shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or telephone number.

PROPOSAL 1: ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

The number of directors is currently fixed at five. Immediately prior to our Annual Meeting, the Board of Directors consists of five directors, which include Lawrence J. Waldman, Emmanuel Lakios, Raymond A. Nielsen, Robert M. Brill and Conrad J. Gunther. Based on a review of the size of the Board, as well as the Company's focus on streamlining operating expenses, the Nominating, Governance, and Compliance Committee has determined that the current Board size is adequate, of which four would be independent.

Our long-serving director, Conrad J. Gunther, has decided not to stand for re-election and retire from the Board effective immediately prior to our fiscal 2023 Annual Meeting due to personal and business commitments.

Upon the recommendation of the Nominating, Governance, and Compliance Committee, the Board has nominated Ms. Debra Wasser, currently a Vice President of Investor Relations at Etsy, Inc., to the Board to replace Mr. Gunther based on her expertise in corporate finance and investor relations. The Committee also nominated Lawrence J. Waldman, Emmanuel Lakios, Raymond A. Nielsen, and Robert M. Brill to stand for re-election to the Board at the Annual Meeting to serve until the next Annual Meeting or Special Meeting of Shareholders at which a new Board of Directors is elected and until their successors shall have been elected and qualified. See “Information Regarding Executive Officers and Directors” for biographical information as to each nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE FIVE NOMINEES PROPOSED BY THE NOMINATING, GOVERNANCE AND COMPLIANCE COMMITTEE OF THE BOARD OF DIRECTORS.

Information Regarding our Board of Directors

Our Certificate of Incorporation and Bylaws provide for our Company to be managed by or under the direction of the Board of Directors.  Under our Certificate of Incorporation and Bylaws, the number of directors shall not be less than five (5) nor more than eleven (11), as fixed from time to time by the Board of Directors. Our Board of Directors is currently fixed at five (5), and currently consists of five (5) directors, four (4) of which have been determined to be “independent” as defined by the applicable rules of the NASDAQ Capital Market. These “independent” directors are Messrs. Waldman, Gunther, Nielsen and Brill. Ms. Wasser will be an “independent” director if elected to the Board. Consistent with the requirements of the NASDAQ Capital Market, we require that a majority of our Board of Directors be “independent” directors. The Company’s common stock is listed on the NASDAQ Capital Market under the trading symbol “CVV”. The Company is a “smaller reporting company” within the meaning of Item 10(f)(1) of Regulation S-K.

The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management. Our Board of Directors meets on a regular basis and additionally as required. Written or electronic materials are distributed in advance of meetings as a general rule and our Board of Directors schedules meetings with, and presentations from, members of our senior management on a regular basis and as may be required from time to time.

Directors are elected at the Annual Meeting and hold office until our next Annual Meeting and until their successors are elected and qualified. Officers are appointed by the Board of Directors and serve at the pleasure of the Board of Directors.

The Board of Directors held twelve (12) meetings during the 2022 fiscal year and each director attended at least 75% of the meetings of the Board of Directors and of the committees on which they served. We encourage all members of the Board of Directors to attend the Annual Meetings; however, there is no formal policy as to their attendance. At last year’s Annual Meeting of Shareholders, all of the members of the Board of Directors attended the meeting.

Board Diversity

Our Nominating, Governance and Compliance Committee values diversity in director nominations, and, as such, is committed to seek out and recruit potential candidates of gender and racial diversity to ensure that the Committee has considered a full array of qualified candidates. In considering diversity, we consider diversity of viewpoint, background and experience. Our Nominating, Governance and Compliance Committee evaluates possible candidates in detail and suggests individuals to be evaluated in more depth.

Director Service on Other Boards

Lawrence J. Waldman is a member of the board of directors of Comtech Telecommunications Corporation since August 2015 and Lead Independent Director since December 2021. He serves as the chairperson of Comtech’s Audit Committee. Mr. Waldman is a member of the board of directors and Lead Independent Director and Audit Committee Chairperson at Apyx Medical Corporation, a Nasdaq-listed advanced energy medical technology company.

Raymond A. Nielsen has been a member of the Board of Directors of Dime Community Bank since its merger on February 1, 2021 with Bridge Bancorp Inc. In addition, he is Chairman of the Credit Risk Committee and a member of the Audit and Compliance Committees. Prior to the merger, he was a member of the Board of Directors of Bridgehampton National Bank and Bridge Bancorp Inc., its parent holding company since 2013, and served on the Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee, as well as on the ALCO and Loan Committees and the Compliance BSA & CRA Committee.

Legal Proceedings Involving Directors

There were no legal proceedings required to be disclosed hereunder involving the nominees to the Board of Directors in the past ten years.

Board Leadership

In January 2021, the Board appointed Lawrence J. Waldman to serve as the Chairman, which separated the positions of Chairman and CEO.

Our Corporate Governance practices contain several features which we believe will ensure that the Board maintains effective and independent oversight of management, including the following:

●	Executive sessions without management and non-independent directors present are a standing Board agenda item.

●

Executive sessions of the independent directors are held at any time requested by an independent director and, in any event, are held in connection with at least 100% of regularly schedule Board meetings.

●	The Board regularly meets in executive session without the CEO and other members of management present.

●	All Board committee members are independent directors. The committee chairs have the authority to hold executive sessions with management and non-independent directors present.

While our Board has no formal policy with respect to separation of the positions of Chairman and CEO or with respect to whether the Chairman should be a member of management or an independent director, we believe that the appointment of Mr. Waldman as Chairman properly facilitates better communication between the Independent Directors on the one hand and the non-Independent Director and members of management on the other hand and leads to improved oversight and discussions by the Board as a whole. The Chief Executive Officer of the Company, Emmanuel Lakios, is tasked with the responsibility or implementing our corporate strategy, we believe he is best suited for leading discussions with input from the Chairman, at the Board level, regarding performance relative to our corporate strategy and this discussion accounts for a significant portion of the time devoted at the Board meetings.

Our Certificate of Incorporation and Bylaws provide for our Company to be managed by or under the direction of the Board of Directors. Under our Certificate of Incorporation and Bylaws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of five members. Directors are elected for a period of one year and thereafter serve, subject to the Bylaws, until the next annual meeting at which their successors are duly elected by the shareholders.

Risk Management Oversight

Our management is responsible for defining the various risks facing the Company, formulating risk management policies and procedures, and managing our risk exposures on a day-to-day basis. The Board’s responsibility is to monitor our risk management processes concerning our material risks and evaluating whether management has reasonable controls in place to address the material risks. The Board has played, and continues to play, a very active role in providing on-going oversight to management in identifying and managing the material risks we face.

While the Board periodically reviews and discusses the overall risks we face, as well as risk management and mitigation in the context of specific plans or projects being proposed or implemented, the Board also exercises its overall responsibility for risk oversight through its committees. The Audit Committee of the Board is primarily responsible for overseeing management’s processes for managing financial and operational risk in the Company. The Audit Committee also has primary responsibility at the Board level with respect to overseeing the management of risks relating to the reliability of our financial reporting processes and system of internal controls. In connection with that responsibility, the Audit Committee has sole authority to retain and terminate the independent registered public accounting firm and is directly responsible for the compensation and oversight of the work of the independent registered public accounting firm. The Audit Committee meets with management and the independent registered public accounting firm to review and discuss the annual audited and quarterly unaudited financial statements and reviews the integrity of our accounting and financial reporting processes and audits of our financial statements.

Similarly, the Compensation Committee of the Board oversees risks associated with its areas of responsibility, including the risks associated with our compensation programs, policies and practices with respect to both executive compensation, non-employee director compensation, and compensation generally. The Nominating, Governance and Compliance Committee of the Board oversees the process, qualifications or director candidates, and risks associated with the nomination of members of the Board and committees thereof and periodically analyzes corporate governance practices in order to assist the Board in its risk oversight activities.

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTOR NOMINEES

The following table sets forth the names, ages and positions within the Company of each of our director nominees and executive officers.

Name	Age	Position(s) with the Company

Emmanuel Lakios	61	Chief Executive Officer, President, and Director

Lawrence J. Waldman	76	Chairman of the Board of Directors and Chairman-Audit Committee

Debra Wasser	58	Director

Raymond A. Nielsen	72	Director and Chairman-Nominating, Governance and Compliance Committee

Robert M. Brill	76	Director and Chairman-Strategic Planning Committee

Richard Catalano	63	Chief Financial Officer, Vice President and Secretary

Jeffrey A. Brogan	53	Vice President Sales and Marketing

Kevin R. Collins	57	Vice President General Manager-SDC Division

Maxim S. Shatalov	52	Vice President of Engineering and Technology

Warren D. Cheesman	50	Vice President of Manufacturing Operations

Business Experience:

The principal occupation and business experience of each of the directors and executive officers are as follows:

Lawrence J. Waldman

Biography

Lawrence J. Waldman was appointed a member of the Board of Directors on October 5, 2016 and currently serves as Chairman of the Board and Chairman of the Audit Committee. Mr. Waldman has over 40 years of experience in public accounting.

Mr. Waldman is a member of the board of directors of Comtech Telecommunications Corporation since August 2015 and Lead Independent Director since December 2021. He serves as the chairperson of Comtech’s Audit Committee. Mr. Waldman is a member of the board of directors and Lead Independent Director and Audit Committee Chairperson at Apyx Medical Corporation, a Nasdaq-listed advanced energy medical technology company. Mr. Waldman serves as a Senior Advisor at First Long Island Investors, LLC since 2016 and was previously an Advisor to the accounting firm of EisnerAmper LLP following his role as Partner-in-Charge of Commercial Audit Practice Development for Long Island. Mr. Waldman served as the Managing Partner of the Long Island office of KPMG LLP from 1994 through 2006, the accounting firm where he began his career in 1972. During his tenure at KPMG, Mr. Waldman served as audit partner to a number of public and privately held technology companies.

Mr. Waldman is currently Chairman of the Board of Directors of the Long Island Association and a member of the boards of directors of the Long Island Angel Network and the Advanced Energy Research Center at Stony Brook University. Through October 21, 2018, Mr. Waldman was a member of the board of directors of Northstar/RXR Metro Income, Inc., an SEC registered non-traded real estate investment trust.

Mr. Waldman was the Chairman of the Supervisory Committee of Bethpage Federal Credit Union until April 2023 and previously served as the Chairman of the Audit Committee of the State University of New York's (“SUNY”) Board of Trustees, the largest state university system in the United States. Mr. Waldman previously served as Chairman of the Audit and Finance Committee Board of Trustees of the Long Island Power Authority (“LIPA”), the second largest government utility in the United States, and as the Chairman of the Board. Mr. Waldman also served as an adjunct professor at Hofstra University, teaching graduate courses in advanced accounting theory and advanced auditing. Mr. Waldman is a certified public accountant in New York State. He is a member of the American Institute of Certified Public Accountants and the New York State Society of CPAs. Mr. Waldman holds a Bachelor of Science and a Master of Business Administration from Hofstra University in Hempstead, New York.

Director Qualifications

Mr. Waldman has significant experience leading public accounting firms, and his extensive experience serving on business, industry and civic boards allows him to bring a diverse perspective and experience, as well as a financial and accounting background to the Board.

Emmanuel Lakios

Biography

Emmanuel Lakios was appointed to serve as President and Chief Executive Officer of the Company on January 22, 2021, and on July 15, 2021 was elected by the shareholders as a member of the Board of Directors. Mr. Lakios joined the Company as Vice President Sales and Marketing in February 2017. Mr. Lakios has over 30 years of experience serving the aerospace, semiconductor, data storage and optical device industries and is the holder of several patents in the field of process equipment and device structure. From January 2015 through February 2017, Mr. Lakios was the President and Chief Executive Officer at Sensor Electronic Technology, Inc., overseeing that company’s transition from R&D to a leading global commercial UV LED supplier. From 2003 to 2011 he was the Executive Vice President of Field Operations and President and Chief Operating Officer at Imago Scientific, bringing it from pre-revenue to a commercial leadership position in the 3D atomic scale tomography field. Mr. Lakios was previously employed at Veeco Instruments Inc. from 1984 until 2003, where he held several positions, including President of the Process Equipment Group and Executive Vice President of Field Operations. He has been involved in several acquisitions and numerous product line launches. He received his BE in Mechanical Engineering with focus in Material Science from SUNY Stony Brook in 1984.

Director Qualifications

Mr. Lakios’ prior experience as Vice President Sales and Marketing of the Company, together with his extensive experience serving the aerospace, semiconductor, data storage and optical device industries, provides a valuable resource to the Board of Directors and Executive Management.

Raymond Nielsen

Biography

Raymond Nielsen was appointed a member of the Board of Directors on October 5, 2016. Mr. Nielsen was the Director of Finance for The Beechwood Organization until January 2019 and had been responsible for Project and Corporate Finance including Strategic Planning Initiatives since 2014. He has been a member of the Board of Directors of Dime Community Bank since its merger on February 1, 2021 with Bridge Bancorp Inc. In addition, he is Chairman of the Credit Risk Committee and a member of the Audit and Compliance Committees. Prior to the merger, he was a member of the Board of Directors of Bridgehampton National Bank and Bridge Bancorp Inc., its Parent holding company since 2013, and served on the Audit Committee, Compensation Committee, Corporate Governance & Nominating Committee, as well as on the ALCO and Loan Committees and the Compliance BSA & CRA Committee. Mr. Nielsen also served as a Director of North Fork Bancorporation and its subsidiary North Fork Bank from 2000 to 2006 where he chaired both the Compensation Committee and Audit Committee as well as having served as Lead Independent Director. Mr. Nielsen is the former CEO of Reliance Federal Savings Bank and Herald National Bank, and a 45-year veteran of the banking industry. Mr. Nielsen’s extensive public company, banking and real estate development experience provides a valuable resource to the Board of Directors and Executive Management.

Director Qualifications

Mr. Nielsen’s extensive public company, banking and real estate development experience provide a valuable resource to the Board of Directors and Executive Management.

Robert M. Brill

Biography

Dr. Robert Brill was appointed a Director of the Company on March 5, 2021. Dr. Brill was co-founder and managing partner of Newlight Management from 1997 to 2019, which managed venture capital funds that focused on early-stage technology companies. Prior to co-founding Newlight, Dr. Brill was a general partner of Poly Ventures, a Long Island based venture capital fund. Dr. Brill is a member of the Board of Directors of the Long Island Angel Network, the Long Island High Tech Incubator and several private companies. Dr. Brill has also previously served on the Board of Directors of multiple public and private companies. Dr. Brill served as General Manager of Harris Corporation’s CMOS Semiconductor Division. He also held various technical and management positions at IBM’s semiconductor operation. Dr. Brill holds a Ph.D. in nuclear physics from Brown University and a B.A. and a B.S. in Engineering Physics from Lehigh University. Dr. Brill had previously served on the Company’s Board from April 2018 until October 2019.

Director Qualifications

Dr. Brill’s prior service on the Board of Directors and prior service on the boards of other companies, together with his extensive experience as an investor and in the semiconductor industry gives him a broad base of business and financial experience and provides a valuable resource to the Board of Directors and Executive Management.

Debra Wasser

Biography

Ms. Wasser currently serves as Vice President of Investor Relations and ESG Engagement for Etsy, Inc. (Nasdaq: ETSY), the global marketplace for unique and creative goods. She is responsible for Etsy’s external shareholder relationships, with a focus on corporate and financial reporting, driving increased analyst coverage and investor connectivity, effective corporate messaging, strategic investor targeting, and elevating the company’s ESG messaging with the financial community. Ms. Wasser has led investor and broad internal and external communications strategies on multiple financial transactions and offerings, and a host of product and technology launches and marketing initiatives.

Prior to joining Etsy in April 2018, Ms. Wasser led Edelman’s Investor Relations practice in the U.S., and advised boards of directors and senior managements of public companies on strategic communications including investor relations, financial and corporate public relations, transaction communications, crisis communications and leadership positioning.

Prior to joining Edelman in 2015, Ms. Wasser was Senior Vice President, Investor Relations & Corporate Communications for Veeco Instruments, Inc. (Nasdaq: VECO) for over 15 years. While at Veeco, Ms. Wasser created and implemented a global investor relations program to raise visibility and deepen ownership to reflect business trends. She led effective communications strategy through positive periods of growth, over a dozen merger and acquisition transactions, a highly successful secondary equity offering, and new market opportunities.

Prior to joining Veeco, Ms. Wasser was Vice President of Dewe Rogerson Inc. where she ran the firm’s U.S. investor relations client base, focused on healthcare/biotech, high-tech, consumer products, financial services, publishing, and general industry. During her tenure at the firm, Ms. Wasser serviced clients across the globe and helped grow the firm from four to 80 employees. Deb has a B.S. in Communications and Business from The State University of New York at Albany.

Director Qualifications

Ms. Wasser has provided business and communications advice to Boards of Directors of publicly traded and privately held companies for over three decades. She has served on the Board of Directors of NIRI, the Association of Investor Relations Professionals, including the maximum service of four years on the National Chapter Board, as well as earlier as a Board member of the organizations New York Chapter.

Board Diversity Matrix

The chart below reflects our Board’s gender, race and ethnicity of each of our directors as of June 9, 2023. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

	Emmanuel	Lawrence J.	Conrad J.	Raymond A.	Robert M.
	Lakios	Waldman	Gunther	Nielsen	Brill
Demographics
African American
Asian/Pacific Islander
White/Caucasian	●	●	●	●	●
Hispanic/Latino

Gender
Male	●	●	●	●	●
Female

Board Tenure
Years	2	6	22	6	4 (1)

(1)	Includes service as board member from April 2018 – October 2019

Richard A. Catalano

Richard Catalano was appointed as the Company’s Vice President and Chief Financial Officer effective as of August 30, 2022. Mr. Catalano began his career at KPMG LLP and became an audit partner in 1993. Throughout his over 35 years as an audit professional at KPMG LLP, Mr. Catalano advised a diverse array of clients through private equity financed transactions, merger-related accounting, and filings with the U.S. Securities and Exchange Commission. Towards the later part of his tenure, Mr. Catalano served as the leader of KPMG LLP’s Metro New York Healthcare and Life Sciences Practice and then co-led KPMG’s Global Audit Methodology Group. Mr. Catalano is a Certified Public Accountant in New York State and received a Bachelor of Business Administration in accounting from Hofstra University.

Jeffrey Brogan

Dr. Jeffrey Brogan was appointed as Vice President Sales and Marketing for the Company on March 23, 2021. Previously he was Director of Sales and Marketing for CVD Materials Corporation since November 2017 with General Management responsibilities of CVD MesoScribe Technologies Corporation. Dr. Brogan served as the President and CEO of MesoScribe Technologies, Inc., spearheading its sale to CVD in 2017. He has over 20 years of experience in strategic sales and marketing, technology management, and advanced research & development. Dr. Brogan has led the development of innovative sensor products, transitioning high performance products to manufacturing using the Company’s Direct Write MesoPlasma™ printing technology. He received his PhD in Materials Science and Engineering from Stony Brook University in 1996.

Kevin R. Collins

Prior to his appointment as Vice President and General Manager of SDC, Mr. Collins served as the General Manager of SDC since 1999. From 1990 to 1999 he was employed by Stainless Design Corp. as Manager of Field Operations and Product Development Advisor. Mr. Collins attended Columbia University School of Engineering and Applied Science.

Maxim S. Shatalov

Dr. Shatalov was appointed Vice President of Engineering and Technology in April 2018.  Prior to CVD, Mr. Shatalov was employed by Sensor Electronic Technology Inc. (SETi) a LED company where he held multiple technical and management positions from 2006 thru 2018. In 2017, Dr. Shatalov became Vice President of Technology responsible for UV LED technology and LED application development at SETi.  Dr. Shatalov has over twenty years of experience in semiconductor research and devices and holds more than 12 U.S. patents.

Warren D. Cheesman

Warren Cheesman was appointed Vice President of Manufacturing Operations in October 2022. He has over 25 years of management experience in the semiconductor, medical device and defense equipment sectors. Mr. Cheesman has held roles of increasing responsibility in engineering, operations, quality and strategic sourcing, at equipment manufacturers including Veeco Instruments, Air Techniques, and Kongsberg Defense & Aerospace. Mr. Cheesman provides strategic leadership across all divisions related to manufacturing, quality, and continuous improvement initiatives, with emphasis on process improvement, lean manufacturing, risk management, and collaboration. He holds two master of science degrees from Stony Brook University in Technology Management and Materials Science & Engineering, and a Bachelor of Science degree in Mechanical Engineering from Virginia Tech. His academic and professional experience is also complemented by a Six Sigma Black Belt certification.

COMMITTEES OF OUR BOARD OF DIRECTORS

We have a standing Audit Committee, Compensation Committee, and Nominating, Governance and Compliance Committee.

Audit Committee. The Audit Committee assists the full Board of Directors in its general oversight of our financial reporting, internal controls, and audit functions, and is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. The Audit Committee reviews and discusses with management and our independent accountants the annual audited and quarterly financial statements, reviews the integrity of the financial reporting processes, both internal and external, reviews the qualifications, performance and independence of our independent accountants and prepares the Audit Committee Report included in the Company’s in this Proxy Statement in accordance with rules and regulations of the Securities and Exchange Commission. The Audit Committee Charter gives the Audit Committee broad discretion in conducting investigations relating to, among other things, financial integrity, risk management and internal controls and has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

Our Audit Committee presently consists of four independent members of the Board of Directors, Lawrence J. Waldman (Chairperson), Conrad J. Gunther, Raymond A. Nielsen and Robert M. Brill. As a smaller reporting company, we are required to have at least two independent members comprising our Audit Committee in accordance with Rule 10A-3 of the Securities Exchange Act of 1934 and the rules of the NASDAQ Capital Market. Our Board of Directors has determined that Messrs. Waldman, Gunther, Nielsen and Brill are "independent” under Rule 10A-3(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable rules of the NASDAQ Capital Market. Mr. Waldman qualifies as a “financial expert” (as defined in Item 407(d)(5) of Regulation S-K promulgated under the Exchange Act), for the Committee.

The Audit Committee meets as often as it determines necessary but not less frequently than once every fiscal quarter. During the fiscal year ended December 31, 2022, the Audit Committee held four (4) meetings. All of the committee members attended at least 75% of such meetings. A copy of the Audit Committee Charter will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary. A copy of the Audit Committee Charter is available on the Company’s website at www.cvdequipment.com and will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary.

Compensation Committee. The Compensation Committee currently consists of Conrad J. Gunther (Chairperson), Lawrence J. Waldman, Raymond A. Nielsen and Robert M. Brill. The Compensation Committee has broad discretion in determining the persons to whom equity incentives are to be granted and the terms and conditions of the award, including the type of award, the exercise price, term, restrictions and forfeiture conditions. The Committee also reviews, approves and makes recommendations regarding our compensation policies, practices and procedures. With respect to executive officer compensation, the Compensation Committee receives recommendations and information from senior management. Mr. Lakios, the Company’s President and Chief Executive Officer, and the Compensation Committee annually review the performance of the Company’s executive officers and Mr. Lakios participates in Committee deliberations regarding the compensation of executive officers and senior management. Mr. Lakios does not participate in the review or deliberations regarding his own compensation. Management provides the Committee with recommendations, data and information regarding the compensation of the Company’s executive officers and senior management. The Compensation Committee has the authority to select and retain compensation consultants, outside counsel and other advisors in its sole discretion and to approve their fees and other retention terms. All of the members of the Compensation Committee currently qualify as independent under the rules of the NASDAQ Capital Market. During the fiscal year ended December 31, 2022, the Compensation Committee held five (5) meetings. All of the committee members attended at least 75% of such previous meetings. The Compensation Committee utilized the services of a compensation consultant during the 2021 fiscal year.

A copy of the Compensation Committee Charter is available on the Company’s website at www.cvdequipment.com and will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary.

Nominating, Governance and Compliance Committee. The Nominating, Governance and Compliance Committee presently consists of Raymond A. Nielsen (Chairperson), Conrad J. Gunther, Lawrence J. Waldman and Robert M. Brill. This Committee’s role is to make recommendations to the full Board of Directors as to the size and composition of the Board of Directors and to make recommendations as to particular nominees. All of the members of the Nominating, Governance and Compliance Committee currently qualify as independent under the rules of the NASDAQ Capital Market. During the fiscal year ended December 31, 2022, the Nominating, Governance and Compliance Committee held one (1) meeting, of which all of the committee members attended.

The Nominating, Governance and Compliance Committee may consider candidates recommended by shareholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Nominating Governance and Compliance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the shareholders. The Nominating, Governance and Compliance Committee annually reviews and makes recommendations to the Board regarding the composition and size of the Board so that the Board consists of members with the proper expertise, skills, attributes, and personal and professional backgrounds needed by the Board, consistent with applicable regulatory requirements.

The Nominating, Governance and Compliance Committee believes that all directors, including nominees, should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of our shareholders.  The Nominating, Governance and Compliance Committee will consider criteria including the nominee’s current or recent experience as a senior executive officer, whether the nominee is independent, as that term is defined in existing independence requirements of the NASDAQ Stock Market and the Securities and Exchange Commission, the business, scientific or engineering experience currently desired on the Board, geography, the nominee’s industry experience, and the nominee’s general ability to enhance the overall composition of the Board.

A copy of the Nominating, Governance and Compliance Committee Charter is available on the Company’s website at www.cvdequipment.com and will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary.

While our Nominating, Governance and Compliance Committee does not have a formal policy on Board diversity, it values diversity in director nominations. In recommending directors, the Board and the Committee consider the specific background and experience of the Board members and other personal attributes, including gender and racial diversity, in an effort to provide a diverse mix of capabilities, contributions and viewpoints which the Board believes enables it to function effectively as the Board of Directors of a company with our size and nature of business.

Meetings of Independent Directors. Members of the Board of Directors who are "independent” as defined in Rule 5605(a)(2) of the NASDAQ rules hold meetings periodically without persons who are members of management present. There were twelve (12) meetings held during the fiscal year ended December 31, 2022.

Shareholder Communications

The Board of Directors provides a process by which shareholders may communicate with the Board, including our independent directors. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to any director or the entire Board of Directors of CVD Equipment Corporation, c/o Secretary, 355 South Technology Drive, Central Islip, NY 11722. All mail received at the above address that is addressed to the Board of Directors or any individual director will be relayed by the Company to the Board of Directors or individual director. On a periodic basis, all such communications will be compiled by the Secretary and submitted to the Board of Directors or the individual director whom the communications are addressed.

Delinquent Section 16(a) Reports

The rules of the Securities and Exchange Commission require us to disclose late filings of reports of stock ownership and changes in stock ownership by our directors, officers and ten percent shareholders. To our knowledge, based solely on our review of (a) the copies of such reports and amendments thereto furnished to us and (b) written representations that no other reports were required, during our fiscal year ended December 31, 2022, all of the filings for our officers, directors and ten percent shareholders were made on a timely basis with the exception of Messrs. Lakios, Collins, Brogan, and Shatalov each of whom inadvertently failed to timely file a Form 4 disclosing a single transaction.

Code of Conduct and Ethics

The Board of Directors has adopted a Corporate Code of Conduct and Ethics, which applies to all directors, officers and employees, including the Company’s principal executive officer and principal financial officer. A copy of the Code of Conduct and Ethics is available on the Company’s web site at www.cvdequipment.com and will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 26, 2023 information regarding the beneficial ownership of the Company’s common stock by (a) each person who is known to the Company to be the owner of more than five percent of the Company’s common stock, (b) each of the Company’s directors, (c) each of the named executive officers, (d) all directors and executive officers and executive employees as a group and (e) all owners of more than five percent of the Company’s common stock as a group. For purpose of this table, a person or group of persons is deemed to have beneficial ownership of any shares that such person has the right to acquire within 60 days of May 26, 2023.

Name and Address of Beneficial Owner (1)	Amounts and Nature of Beneficial Ownership (2)		Percent of Class (%)

Andrew Africk / ADA Partners, L.P. (Partners)	787,877		11.6
Leviticus Partners, L.P.	674,879		9.9
Emmanuel Lakios	156,368	(3)	2.3
Conrad J. Gunther	99,478	(5)	1.5
Kevin R. Collins	91,497	(4)	1.3
Lawrence J. Waldman	63,000	(5)	*
Raymond A. Nielsen	54,300	(5)	*
Jeffrey A Brogan	34,519	(6)	*
Maxim Shatalov	30,000	(6)	*
Robert M. Brill	15,785	(5)	*
Richard A. Catalano	-	(7)	*
Warren Cheesman	-	(8)	*
All directors and executive officers and executive employees as a group (ten persons)	544,947		8.0

*Less than 1% of the outstanding common stock or less than 1% of the voting power

(1)

The address of Messrs. Lakios, Gunther, Waldman, Nielsen, Brogan, Shatalov, Brill, Catalano and Cheesman is c/o CVD Equipment Corporation, 355 South Technology Drive, Central Islip, New York 11722. The address of Mr. Collins is c/o Stainless Design Concepts, 1117 Old Kings Highway, Saugerties, NY 12477. The address of Andrew Africk / ADA Partners, L.P. (Partners) is c/o Searay Capital, 111 West 67th Street, New York, NY 10023. The address of Leviticus Partners, L.P. is 200 Park Avenue, Suite 1700, New York, NY 10166.

(2)	All of such shares are owned directly with sole voting and investment power, unless otherwise noted below.

(3)	Does not include unvested options to purchase 200,000 shares of our common stock. Includes 150,000 vested options to purchase shares of common stock.

(4)	Does not include unvested options to purchase 35,000 shares of our common stock. Includes 2,500 vested options to purchase shares of common stock.

(5)

Does not include shares to be issued per Director compensation agreement related to the Annual Equity Retainer in the amount of $40,000, to be determined at the 2023 shareholder meeting. Messrs. Gunther, Waldman and Nielsen each include 15,000 vested options to purchase shares of common stock.

(6)	Does not include unvested options to purchase 40,000 shares of our common stock. Includes 30,000 vested options to purchase shares of common stock.

(7)	Does not include unvested options to purchase 45,000 shares of our common stock.

(8)	Does not include unvested options to purchase 30,000 shares of our common stock.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid to our chief executive officer and chief financial officer, and our "named executive officers,” for the years ended December 31, 2022 and 2021.

Name and principal position	Year	Salary($)	Bonus ($) (1)	Option Awards ($) (2)	Stock Awards ($) (2)	All Other Compensation ($) (3)	Total ($)

Emmanuel Lakios	2022	316,800	191,600	236,704	-	13,830	758,934
President and Chief	2021	294,190	101,000	258,400	12,505	-	666,095
Executive Officer

Richard Catalano (4)	2022	80,769	31,250	68,151	-	288	180,458
Secretary, Chief	2021	-	-	-	-	-	-
Financial Officer and Vice President

Thomas McNeill (5)	2022	187,425	29,988	-	-	137,689	355,102
Secretary, Chief	2021	237,306	74,000	129,200	-	4,192	444,698
Financial Officer and Executive Vice President

Jeffrey A. Brogan Vice President Sales & Marketing	2022	196,000	58,800	47,341	-	3,053	305,194
	2021	183,179	21,000	48,660	-	-	252,839

(1)

Reflects cash bonuses under the Company’s Management Bonus Plan. Bonuses listed for a particular year represents amounts earned with respect to such year even though all or part of such amounts have been paid during the following year.

(2)	These columns represent the grant date fair value of the stock awards as calculated in accordance with FASB ASC 718 (Stock Compensation).

(3)

All other compensation consists of 1) 401(k) match in 2022 of $4,935 for Emmanuel Lakios, $288 for Richard Catalano, $4,094 for Thomas McNeill and $3,053 for Jeffrey Brogan; 2) severance of $104,125 in 2022 and accrued and used vacation time of $29,470 in 2022 and $4,192 in 2021 for Thomas McNeill; and 3) health insurance premiums of $8,895 in 2022 for Emmanuel Lakios.

(4)	Effective August 30, 2022, Richard Catalano was appointed Vice President and Chief Financial Officer.

(5)	Effective August 30, 2022, Thomas McNeill resigned as Executive Vice President and Chief Financial Officer.

Outstanding Equity Awards at Year-End

The following table sets forth the outstanding equity awards held by our named executive officers as of December 31, 2022.

	OPTION AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Options Exercisable	Number of Securities Options Unexercisable	Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested	Equity Incentive Plan Awards: Number of unearned shares or units that not vested	Equity Incentive Plan Awards: Market or payout value of unearned shares or units that have not vested
Emmanuel Lakios	-	75,000	$5.02	8/17/2032	-	-	-	$-
	25,000	75,000	$4.26	6/1/2031
	100,000	-	$10.30	2/6/2027

Richard Catalano (1)	-	20,000	$5.42	8/30/2032	-	-	-	$-

Thomas McNeill (2)	12,500	-	$4.26	3/3/2023	-	-	-	$-

Jeffrey A. Brogan	-	15,000	$5.02	8/17/2032	-	-	-	$-
	5,000	15,000	$4.01	7/15/2031
	20,000	-	$11.61	10/31/2027

(1)	Effective August 30, 2022 Richard Catalano was appointed Vice President and Chief Financial Officer.
(2)	Effective August 30, 2022, Thomas McNeill resigned as Executive Vice President and Chief Financial Officer. The expiration date of Mr. McNeill’s 12,500 vested options was extended until March 3, 2023.

Pay Versus Performance Disclosure

Pursuant to the Exchange Act, we are required to disclose in this proxy statement certain information comparing the total compensation of our Chief Executive Officer (our “CEO”) and the average total compensation of our other named executive officers (whom we also refer to below as our “NEOs”), in each case both as reported in the Summary Compensation Table presented in this proxy statement and as “compensation actually paid” to such named executive officers as determined pursuant to applicable SEC rules, to the Company’s performance as presented in the table below.

Fiscal Year	Summary Compensation Table Total for CEO (1)	Compensation Actually Paid to CEO (1)(2)	Average Summary Compensation Table Total For Other NEOs (1)	Average Compensation Actually Paid to Other NEOs (1)(2)	Value of Initial $100 Investment Based on Total Shareholder Return	Net Income (Loss) ($ Thousands)

2022	$758,934	$847,627	$280,251	$253,421	$149.32	$(221)
2021	$666,095	$691,938	$348,769	$349,307	$125.05	$4,747

(1)	The PEO for both years included in the table is Emmanuel Lakios, Chief Executive Officer. The non-PEO NEO averages reflect the following executives by year:

•	2022: Richard Catalano, Thomas McNeill and Jeffrey Brogan
•	2021: Thomas McNeill and Jeffrey Brogan

(2)

SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine “compensation actually paid” as reported in the Pay versus Performance table. “Compensation Actually Paid” does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. In general, “compensation actually paid” is calculated as Summary Compensation Table total compensation adjusted to include the fair market value of equity awards as of the last day of the applicable fiscal year or, if earlier, the vesting date (rather than the grant date). Our NEOs do not participate in a defined benefit plan so no adjustment for pension benefits is included in the table below. The following table details these adjustments to compensation as reported in the Summary Compensation Table:

CEO

	2022	2021

Summary Compensation Table Total	$758,934	$666,095
Less: Grant date fair value of equity awards	(236,704)	(270,905)
Plus: Year end fair value of equity awards granted in the year	286,495	254,168
Plus: Fair value as of vesting date of equity awards granted and vested in the year	-	-
Plus/Minus: Change in fair value of unvested equity awards granted in prior years	32,327	(15,812)
Plus/Minus: Change in fair value of equity awards from prior years that vested in the year	6,575	58,392
Minus: Fair value of equity awards from prior year that were forfeited in the year	-	-
Compensation Actually Paid	$847,627	691,938

Average of Other NEOs

	2022	2021

Summary Compensation Table Total	$280,251	$348,769
Less: Grant date fair value of equity awards	(38,497)	(88,930)
Plus: Year end fair value of equity awards granted in the year	42,106	89,468
Plus: Fair value as of vesting date of equity awards granted and vested in the year	-	-
Plus/Minus: Change in fair value of unvested equity awards granted in prior years	989	-
Plus/Minus: Change in fair value of equity awards from prior years that vested in the year	343	-
Minus: Fair value of equity awards from prior year that were forfeited in the year	(31,771)	-
Compensation Actually Paid	$253,421	349,307

Note: All stock option valuations included in Compensation Actually Paid values were performed using the Black-Scholes option pricing model in a manner consistent the process used to determine stock option grant date fair value.

Director Compensation

The following table details fiscal 2022 compensation paid to our non-employee directors.

	Fees Earned or		Restricted Stock
Name	Paid in Cash	Option Awards	Awards (1)	Total

Lawrence J. Waldman	$113,000	-	$40,000	$153,000
Conrad J. Gunther	50,000	-	40,000	90,000
Raymond A. Nielsen	50,000	-	40,000	90,000
Robert M. Brill	50,000	-	40,000	90,000

(1)

On October 11, 2021, the Board of Directors, following the unanimous recommendation of the Board’s Compensation Committee, unanimously approved a director compensation plan, effective October 1, 2021 (the “Plan”). The Plan is based on the recommendations of an independent compensation consultant engaged by the Board’s Compensation Committee. Pursuant to the Plan, each director is entitled to Director Compensation, divided into the following pay components: (i) Annual Board Cash Compensation in the amount of $40,000 and (ii) an Annual Equity Retainer in the amount of $40,000, to be automatically granted on the date of the Company’s annual meeting of shareholders. Additionally, a director serving as a chairman for the Board’s Compensation Committee, Nominating & Governance Committee, or Strategic Planning Committee is entitled to Chair Compensation in the amount of $10,000. The director serving as the chairman for the Board’s Audit Committee is entitled to Chair Compensation in the amount of $25,000. Furthermore, the director serving as the Non-Executive Chairman is entitled to Board Leadership Compensation in the amount of $48,000.

Equity Compensation Plans

The following table provides information about shares of our common stock that may be issued upon the exercise of options or the grant of restricted stock under all of our existing compensation plans as of December 31, 2022.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders	673,000	$5.70	466,698

Equity compensation plans not approved by security holders	---	N/A	---

Total	673,000	$5.70	466,698

(1)

Reflects aggregate options and restricted stock awards outstanding under our 2001 Stock Option Plan, 2007 Share Incentive Plan, 2016 Equity Incentive Plan, and 2022 Equity Incentive Plan (all as defined below).

(2)	Calculation is exclusive of the value of any unvested restricted stock awards.

Our Stock Option Plans

The Company maintains one stock option plan, one share incentive plan and one equity incentive plan.

2007 Share Incentive Plan. The 2007 Share Incentive Plan (the “2007 Plan”) covers key employees, officers, outside directors or third- party consultants to the Company or any of its affiliates. The 2007 Plan authorizes the grant and issuance of two different types of awards: options (“Stock Options”), which can qualify as "incentive stock options” under the Internal Revenue Code (the “Code”), or as "non-qualified stock options”, and restricted stock ("Restricted Stock”), which is stock that is contingent on an employee satisfying conditions, including without limitation continued employment, passage of time or satisfaction of performance criteria. Options may be awarded by the Compensation Committee, although the Board of Directors may exercise any authority of the Committee under the 2007 Plan in lieu of the Committee’s exercise thereof. Under the 2007 Plan, an aggregate of 750,000 shares of our common stock are reserved for issuance or transfer upon the granting of Restricted Stock or upon the exercise of options which are granted. The purchase price of the common stock under each option granted under the 2007 Plan is established by the Board of Directors provided that the exercise price per share shall not be less than the closing price of the Company’s common stock on the date the option is granted. As of December 31, 2022, there were 120,000 options outstanding under this plan. The 2007 Plan terminated in December 2017. No further grants may be made under the 2007 Plan.

2016 Equity Incentive Plan. The 2016 Equity Incentive Plan (the “2016 Plan”) covers key employees, officers, outside directors or third-party consultants to the Company or any of its affiliates. The 2016 Plan authorizes the grant and issuance of two different types of awards: options (“Stock Options”), which can qualify as "incentive stock options” under the Internal Revenue Code (the “Code”), or as "non-qualified stock options”, and restricted stock (“Restricted Stock”), which is stock that is contingent on an employee satisfying conditions, including without limitation continued employment, passage of time or satisfaction of performance criteria. Options may be awarded by the Compensation Committee, although the Board of Directors may exercise any authority of the Committee under the 2016 Plan in lieu of the Committee’s exercise thereof. Under the 2016 Plan, an aggregate of 750,000 shares of our common stock are reserved for issuance or transfer upon the granting of Restricted Stock or upon the exercise of options which are granted. The purchase price of the common stock under each option granted under the 2016 Plan is established by the Board of Directors provided that the exercise price per share shall not be less than the closing price of the Company’s common stock on the date the option is granted. As of December 31, 2022, 27,698 remain available for grant and there were 477,000 options outstanding under this plan.

2022 Equity Incentive Plan. The 2022 Equity Incentive Plan (the “2022 Plan”) covers key employees, officers, outside directors or third-party consultants to the Company or any of its affiliates. The 2022 Plan authorizes the grant and issuance of two different types of awards: options (“Stock Options”), which can qualify as “incentive stock options” under the Internal Revenue Code (the “Code”), or as "non-qualified stock options”, and restricted stock (“Restricted Stock”), which is stock that is contingent on an employee satisfying conditions, including without limitation continued employment, passage of time or satisfaction of performance criteria. Options may be awarded by the Compensation Committee, although the Board of Directors may exercise any authority of the Committee under the 2022 Plan in lieu of the Committee’s exercise thereof. Under the 2022 Plan, an aggregate of 515,000 shares of our common stock are reserved for issuance or transfer upon the granting of Restricted Stock or upon the exercise of options which are granted. The purchase price of the common stock under each option granted under the 2022 Plan is established by the Board of Directors provided that the exercise price per share shall not be less than the closing price of the Company’s common stock on the date the option is granted. As of December 31, 2022, 439,000 remain available for grant and there were 76,000 options outstanding under this plan.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL OR OTHER ARRANGEMENTS

Emmanuel Lakios Employment Agreement

On June 1, 2021, the Company entered into an Employment Agreement with Emmanuel Lakios, the Company’s President and Chief Executive Officer (the “Lakios Agreement”). The term of Mr. Lakios’ employment under the Lakios Agreement commenced as of the effective date thereof and shall continue until terminated in accordance with the terms of the Lakios Agreement. Under the Lakios Agreement, Mr. Lakios will receive an initial annual base salary of $288,000, which shall be reviewed from time to time and may be increased, but not decreased, by the Compensation Committee of the Board of Directors (the “Committee”) in its sole and exclusive discretion. Mr. Lakios shall be entitled to participate in any bonus or incentive plan available to the Company’s senior executives generally, on such terms as the Committee may determine in its discretion.

In the event of the termination of the Lakios Agreement and Mr. Lakios’ employment thereunder, Mr. Lakios or his estate (in the event of his death) shall be entitled to (A) receive any unpaid base salary earned and accrued under the Lakios Agreement prior to the date of termination (and reimbursement for expenses incurred prior to the date of termination), (B) indemnification in accordance with any applicable indemnification plan, program, corporate governance document or other arrangement, and any vested rights pursuant to any insurance plan, benefit plan or retirement plan, and, except in the event of Mr. Lakios’ termination by the Company for Cause (as defined in the Lakios Agreement, (C) treatment of his stock option grants in accordance with the terms of the applicable plan and award agreement.

In the event Mr. Lakios’ employment is terminated as a result of death or disability, Mr. Lakios shall also be entitled to receive a pro rata bonus payment under the Company’s bonus Plan for the year of termination, if applicable.

In the event Mr. Lakios’ employment is terminated by the Company for Cause, Mr. Lakios’ stock option grants, whether vested or unvested, shall immediately terminate and be null and void.

In the event Mr. Lakios’ employment is terminated by the Company without Cause, or by Mr. Lakios for Good Reason (as defined in the Lakios Agreement), Mr. Lakios shall also be entitled to (A) a pro rata bonus for the year of termination, and (B) continued payment of his base salary and the Company’s portion of Mr. Lakios’ then existing medical benefits for the nine (9) month period following the date of termination.

The Lakios Agreement contains customary non-competition, non-solicitation, and confidentiality provisions in favor of the Company.

Other then as set forth above, there are no arrangements for compensation of directors or Named Executive Officers and there are no employment contracts between the Company and its directors or any change in control arrangements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our policy is that employees, non-employees, and third parties must obtain authorization from the appropriate department executive manager, for any business relationship or proposed business transaction in which they or an immediate family member has a direct or indirect interest, or from which they or an immediate family member may derive a personal benefit (a "related party transaction”). The maximum dollar amount of related party transactions that may be approved as described above in this paragraph in any calendar year is $120,000. Any related party transactions that would bring the total value of such transactions to greater than $120,000 must be referred to the Audit Committee to determine the procedure for approval, and then have the recommendations presented to the Board of Directors for approval.

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Audit Committee has appointed Marcum LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2023. The submission of the appointment of Marcum LLP is not required by law or by the Company’s Bylaws and is non-binding. However, the Board of Directors is nevertheless submitting this proposal to the shareholders as a matter of good corporate practice. If the shareholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Audit Committee. Even if Marcum LPP is ratified by the shareholders, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that doing so is in the best interests of the Company and its shareholders. If Marcum LLP shall decline to accept or become incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Audit Committee will appoint other independent public accountants. Previously, Marcum LLP has served as the Company’s independent public accountants since September 20, 2019. The Board of Directors expects that a representative of Marcum LLP will be present virtually at the Annual Meeting and will have the opportunity to make a statement if they desire and respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 2 TO RATIFY THE APPOINTMENT OF MARCUM AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2023.

Audit and Non-Audit Fees

The following presents fees for professional audit services rendered by Marcum LLP, for the year ended December 31, 2022 and 2021.

	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
Audit fees (1)	$181,500	$149,000
Audit-related fees (2)	20,500	15,000
All other fees	-	-
Total fees	$202,000	$164,000

(1)	Consisted of the review of the first three quarters and year-end audit of the Company’s consolidated financial statements.
(2)	Consisted of the audit of the Company’s defined contribution 401(k) plan and accounting consultation.

Pre-Approval Policy

The Company pre-approved all of the above described audit and non-audit services provided by Marcum LLP and has pre-approved similar services to be rendered during fiscal year 2023. The Audit Committee believes the rendering of these services is not incompatible with Marcum LLP maintaining their independence.

REPORT OF THE AUDIT COMMITTEE

Our Audit Committee is composed of “independent" directors, as determined in accordance with Rule 10A-3 of the Securities Exchange Act of 1934. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

The information contained in the “Audit Committee Report” is not to be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission (“SEC”), nor is such information to be incorporated by reference into any future filings under the Securities Act of 1033, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filings.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities by overseeing the accounting and financial reporting processes of CVD, the audits of CVD’s consolidated financial statements and internal control over financial reporting, the qualifications and performance of the independent registered public accounting firm engaged as CVD’s independent auditor, and the reporting process, including the system of internal controls. Management is responsible for preparation, presentation and integrity of our financial statements as well as our financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. Marcum LLP, CVD’s independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The following is the Audit Committee’s report submitted to the Board of Directors for 2022.

Audit Committee Report

The Audit Committee recognizes the importance of maintaining the independence of CVD’s Independent Auditor, both in fact and appearance. Each year, the Audit Committee evaluates the qualifications, performance and independence of CVD’s Independent Auditor and determines whether to re-engage the current Independent Auditor. Based on this evaluation, the Audit Committee has retained Marcum LLP as the Company's Independent Auditor for 2022. Although the Audit Committee has the sole authority to appoint the Independent Auditors, the Audit Committee will continue to recommend that the Board ask the shareholders, at the Annual Meeting, to ratify the appointment of the Independent Auditors.

In 2022, in fulfilling its responsibilities, the Audit Committee, among other things:

●	Reviewed and discussed the audited financial statements contained in the 2022 Annual Report on SEC Form 10-K with CVD’s management and with Marcum LLP:

●

Discussed with Marcum LLP the matters required to be discussed by Auditing Standards 1301, Communications with Audit Committees, as amended and adopted by the Public Company Accounting Oversight Board; and

●

Received written disclosures and the letter from Marcum LLP required by Public Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence,” and discussed with Marcum LLP its independence from CVD and its management.

In reliance on the reviews and discussion noted above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in CVD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

The Audit Committee

Lawrence J. Waldman

Conrad J. Gunther

Raymond A. Nielsen

Robert M. Brill

May 26, 2023

The foregoing Audit Committee Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

PROPOSAL 3: APPROVAL OF NON-BINDING ADVISORY RESOLUTION SUPPORTING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICER

General

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Section 14A of the Securities Exchange Act of 1934, as amended, the Company is asking its stockholders to vote, on an advisory basis, to approve the compensation of its named executive officers as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on the compensation of the Company’s Named Executive Officers. For purposes of this Proxy Statement, the following Company executive is referred to collectively as the “named executive officer”: Emmanuel Lakios.

Compensation Program and Philosophy

Our executive compensation program is designed to attract, reward and retain key employees, including our Named Executive Officer, who is critical to the Company’s long-term success. Shareholders are urged to read the “Executive Compensation” section of this Proxy Statement for greater detail about the Company’s executive compensation programs, including information about the fiscal year 2022 compensation of the Named Executive Officer.

The Company is asking the shareholders to indicate their support for the compensation of the Company’s named executive officer as described in this Proxy Statement by voting in favor of the following resolution:

RESOLVED, that the stockholders approve the compensation of the Named Executive Officer of CVD Equipment Corporation, as disclosed in the “Executive Compensation” discussion, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2023 Annual Meeting of shareholders.

Even though this say-on-pay vote is advisory and therefore will not be binding on the Company, the Compensation Committee and the Board of Directors value the opinions of the Company’s shareholders. Accordingly, to the extent there is a significant vote against the compensation of the Named Executive Officer, the Board of Directors will consider shareholder concerns and the Compensation Committee will evaluate what actions, if any, may be necessary or appropriate to address those concerns. You may vote “for,” “against,” or “abstain” from the proposal to approve on an advisory basis the compensation of our Named Executive Officer.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL 3 SUPPORTING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICER.

DEADLINE FOR SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Under Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in our proxy statement and for consideration at our next Annual Meeting of Shareholders. Shareholder proposals intended to be considered for inclusion in the proxy statement for presentation at the Company’s 2024 Annual Meeting of Shareholders must be received in writing at the Company’s offices at 355 South Technology Drive, Central Islip, New York 11722, no later than February 12, 2024 for inclusion in the Company’s proxy statement and proxy card relating to such meeting. Such proposals must comply with applicable SEC rules and regulations.

In addition, our By-Laws contain an advance notice provision with respect to matters to be brought before an Annual Meeting of Shareholders and not included in our proxy statement. If you would like to bring any other business before the shareholders at the fiscal 2024 Annual Meeting, you must comply with the procedures contained in the By-Laws and you must notify us in writing, and such notice must be delivered to or received by our Secretary no sooner than January 11, 2024 and no later than February 12, 2024. However, if the fiscal 2024 Annual Meeting is called for a date that is not within 30 days before or after July 15, 2024, notice must be received by our Secretary no later than the close of business on the 10th day following the day on which notice of the fiscal 2024 Annual Meeting was mailed to shareholders or public disclosure of the date of the fiscal 2024 Annual Meeting was made, whichever first occurs.

Furthermore, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than May 14, 2024.

OTHER MATTERS

The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons appointed as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT

WE ARE PROVIDING HEREWITH, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, FOR THE YEAR ENDED DECEMBER 31, 2022, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. IF ANY PERSON RECEIVES THIS PROXY MATERIALS WITHOUT THE FOREGOING DOCUMENTS, THE COMPANY UNDERTAKES TO PROVIDE, WITHOUT CHARGE, UPON A WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2022, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORTS SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, CVD EQUIPMENT CORPORATION, 355 SOUTH TECHNOLOGY DRIVE, CENTRAL ISLIP, NEW YORK 11722. THE COMPANY'S TELEPHONE NUMBER AT SUCH OFFICE IS (631) 981-7081.

WHETHER OR NOT YOU INTEND TO BE PRESENT VIRTUALLY AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

By Order of the Board of Directors

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

CVD EQUIPMENT CORPORATION

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on July 12, 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend:
https://www.cstproxy.com/cvdequipment/2023

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

Please mark your votes like this **X**

1. The election of the following nominees to the Company's Board of Directors to serve until the 2024 Annual Meeting of Shareholders:

(1) Emmanuel Lakios
(2) Lawrence J. Waldman
(3) Debra Wasser
(4) Raymond A. Nielsen
(5) Robert M. Brill

FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote for all nominees listed to the left)
☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike a line through that nominee's name in the list above.

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

NOTE: Please mark, date and sign exactly as name(s) appear on this proxy and return the proxy card promptly using the enclosed envelope. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. Executors, administrators, attorneys, trustees, or guardians should state full title or capacity. Joint owners should each sign. If signer is a partnership, please sign in partnership name by authorized person.

CONTROL NUMBER

Signature______________________________**Signature, if held jointly**________________________________**Date**____________, **2023**

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors. administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

VOTE BY INTERNET – www.cstproxyvote.com

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

CVD EQUIPMENT CORPORATION

ANNUAL MEETING OF SHAREHOLDERS
JULY 13, 2023

The undersigned Shareholder of CVD Equipment Corporation (the "Company") hereby revokes all previous proxies and constitutes and appoints Emmanuel Lakios and Richard Catalano, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all of the shares of common stock of the Company which the undersigned held of record and is entitled to vote at the Annual Meeting of Shareholders (the "Annual Meeting") to be held virtually at **https://www.cstproxy.com/cvdequipment/2023** via live webcast at 10:00 A.M., Eastern Standard Time, on July 13, 2023 or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of Annual Meeting of Shareholders and accompanying proxy statement (the "Proxy Statement"), with all the powers the undersigned would possess if present personally at said meeting, or at any postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 3.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)